UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 27, 2016
ALTEGRIS WINTON FUTURES FUND, L.P.
(Exact name of registrant as specified in its charter)

COLORADO	000-53348	84-1496732
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o ALTEGRIS ADVISORS, L.L.C.
1200 Prospect Street Suite 400
La Jolla, California 92037
(Address of principal executive offices)
Registrant’s telephone number, including area code: (858) 459-7040
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities

On July 1, 2016, the Partnership sold limited partnership interests (“Interests”) to new and/or existing limited partners of Registrant in transactions that were not registered under the Securities Act of 1933, as amended (the “Securities Act”).  The aggregate consideration for Interests sold on July 1, 2016 was $1,560,385 in cash.* The Interests were issued by the Partnership in reliance upon an exemption from registration under the Securities Act set forth in Section 4(a)(2) of the Securities Act, as transactions not constituting a public offering of securities because the Interests were issued privately without general solicitation or advertising.  In connection with the sales of the Interests described above, upfront selling commissions of $4,450 were paid.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 27, 2016, Martin Beaulieu was appointed as Executive Chairman of Altegris Advisors, L.L.C., the general partner of the Partnership (“General Partner”). Managers of the General Partner now consist of Jack L. Rivkin, Matthew C. Osborne, Kenneth I. McGuire, and Martin Beaulieu.

Prior to joining the General Partner, Mr. Beaulieu’s most recent role was Head of Retail iShares US at BlackRock, where he worked from July 2012 until October 2015. His primary responsibility was leading the distribution team in all retail channels. Additional prior roles have included Vice Chairman of MFS Investment Management, from January 2010 to July 2012, and CEO of MFS/McLean Budden, from September 2011 to July 2012.  None of Blackrock, MFS Investment Management or MFS/McLean Budden is a parent, subsidiary or other affiliate of Registrant.

 Other than his employment agreements with the General Partner, to which the Partnership is not a party, there are no arrangements or understandings between Mr. Beaulieu and any other person or persons with respect to his office with the General Partner and the General Partner’s relationship, as general partner, with the Partnership, or otherwise with any limited partner of the Partnership.

Mr. Beaulieu is not related, by blood, marriage or adoption, to any of the General Partner’s managers.

 The Partnership does not have related persons.  The Partnership has not entered into any transactions in which related persons of the General Partner have a direct or indirect interest, other than the material contracts, entered into with the General Partner or its affiliates, included as exhibits in connection with the registration of the Partnership’s Interests on Form 10.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 6, 2016
ALTEGRIS WINTON FUTURES FUND, L.P.

By:	ALTEGRIS ADVISORS, L.L.C., its general partner

By:	/s/ Matthew Osborne
	Name:	Matthew Osborne
	Title:	Chief Investment Officer

_____________________________
* The amounts provided for aggregate consideration and selling commissions are estimates.  Any material deviation from these amounts will be disclosed by amendment.